UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       November 23, 2004
                                                --------------------------------



 J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the
    Pooling and Servicing Agreement, dated as of November 23, 2004, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial
             Mortgage Pass-Through Certificates, Series 2004-CIBC10)
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             (Exact name of registrant as specified in its charter)



          New York                 333-105805-11                 13-3789046
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)



          270 Park Avenue
          New York, New York                                        10167
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code       (212) 834-9280
                                                   -----------------------------



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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.
           ------------

      Item 8.01 of the registrant's Form 8-K (the "Previous 8-K") attaching the Pooling and Servicing Agreement (as defined below), filed on December 8, 2004, is hereby amended and restated in its entirety. Attached as Exhibit 4 is a replacement Pooling and Servicing Agreement for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC10 (the "Certificates") to replace Exhibit 4 attached to the Previous 8-K.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC10. On November 23, 2004, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 23, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, GMAC Commercial Mortgage Corporation, as servicer, Lennar Partners, Inc., as special servicer, Wells Fargo Bank, National Association, as trustee and paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-CIBC10 (the "Certificates"), issued in twenty-two classes. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-J, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of November 23, 2004 of $1,347,353,000 were sold to J.P. Morgan Securities Inc., Barclays Capital Inc., CIBC World Markets Corp., Wachovia Capital Markets, LLC and Credit Suisse First Boston LLC (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of November 15, 2004, by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01  Financial Statements and Exhibit.
           --------------------------------

(c)

Exhibit 4 Pooling and Servicing Agreement, dated as of November 23, 2004, among J.P. Morgan Chase Commercial Mortgage Securities Corp., GMAC Commercial Mortgage Corporation, Lennar Partners, Inc., and Wells Fargo Bank, National Association.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 14, 2004

                                       J.P. MORGAN CHASE COMMERCIAL MORTGAGE
                                       SECURITIES CORP.

                                       By:    /s/ Dennis G. Schuh
                                           -------------------------------------
                                           Name:  Dennis G. Schuh
                                           Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------


Item  601(a)  of
Regulation  S-K
Exhibit No.            Description                                         Page
-----------            -----------                                         ----

    4                  Pooling and Servicing Agreement, dated as            6
                       of November 23, 2004, among J.P. Morgan
                       Chase Commercial Mortgage Securities Corp.,
                       GMAC Commercial Mortgage Corporation,
                       Lennar Partners, Inc., and Wells Fargo,
                       National Assocation